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                                                                  Exhibit 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (File No. 33-56458) of Monro Muffler Brake, Inc. of our report dated May 19, 1997, appearing in Item 8 of the Monro Muffler Brake, Inc. Annual Report on Form 10-K for the year ended March 31, 1997.

PRICE WATERHOUSE LLP

Rochester, New York
June 27, 1997




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